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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                    SCHEDULE 13E-3
                           RULE 13-3 TRANSACTION STATEMENT
        (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)

                 INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.
                                   (NAME OF ISSUER)

                INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.
                        FIRST COMMAND FINANCIAL CORPORATION
                         (NAME OF PERSON(S) FILING STATEMENT)

                   CLASS B NONVOTING COMMON STOCK, $0.02 PAR VALUE
                            (TITLE OF CLASS OF SECURITIES)

                                    NOT APPLICABLE
                        (CUSIP NUMBER OF CLASS OF SECURITIES)

                                    LAMAR C. SMITH
                                CHAIRMAN OF THE BOARD
                 INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE, INC.
                               4100 SOUTH HULEN STREET
                               FORT WORTH, TEXAS 76109
                                    (817) 731-8621

                                   WITH A COPY TO:

       ROBERT F. WATSON                          BRIAN D. BARNARD
       CORPORATE COUNSEL                       HAYNES AND BOONE, LLP
  INDEPENDENT RESEARCH AGENCY                     201 Main Street
   FOR LIFE INSURANCE, INC.                         Suite 2200
    4100 South Hulen Street                   Fort Worth, Texas 76102
    Fort Worth, Texas 76109                       (817) 347-6600
        (817) 731-8621

             (NAME, ADDRESSES AND TELEPHONE NUMBERS OF PERSONS AUTHORIZED
 TO RECEIVE NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(s) FILING STATEMENT)

       This statement is filed in connection with (check the appropriate box):

a. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b. / / The filing of a registration statement under the Securities Act of 1933.
c.   / /  A tender offer.
d.   / /  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: /X/

                              CALCULATION OF FILING FEE

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     TRANSACTION VALUATION             AMOUNT OF FILING FEE
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       $26,756,929.92 (1)                 $5,351.38 (1)
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(1) The filing fee is calculated pursuant to Section 13(e)(3) of the Securities Exchange Act of 1934.
/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $5,351.38.
Form or Registration No.: Schedule 14A.
Filing Party: Independent Research Agency for Life Insurance, Inc.
Date Filed: July 6, 1998.
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                                     INTRODUCTION

     This Rule 13e-3 Transaction Statement on Schedule 13E-3 is being filed by Independent Research Agency for Life Insurance, Inc., a Texas corporation (the "Company"), and First Command Financial Corporation, a Texas corporation ("First Command"), in connection with the proposed merger (the "Merger") of the Company with and into First Command pursuant to an Agreement and Plan of Merger, dated as of July 1, 1998, (the "Merger Agreement"), by and between the Company and First Command.

     The Merger Agreement provides for the merger of the Company with and into First Command, with First Command being the surviving corporation (the "Surviving Corporation"). Upon the terms and conditions set forth in the Merger Agreement, upon the Effective Time(as defined in the Proxy Statement), each share of Class A Voting Common Stock, par value $0.10 per share ("Class A Stock"), of the Company issued and outstanding immediately prior to the Effective Time (as defined below) (other than shares of Class A Stock held in treasury by the Company), subject to and upon the terms and conditions of the Merger Agreement, will be converted into five shares of Voting Common Stock, par value $0.01 per share ("Surviving Corporation Voting Stock"), of the Surviving Corporation (the "Class A Consideration"). Further, (i) each share of Class B Non-Voting Common Stock, par value $0.02 per share ("Class B Stock"), held by a holder of Class B Stock (a "Class B Shareholder") that is not a holder of Class A Stock, issued and outstanding immediately prior to the Effective Time, subject to and upon the terms and conditions of the Merger Agreement, will be converted into the right to receive $28.24 in cash, without interest (the "Class B Cash Consideration"), and (ii) each share of Class B Stock held by a Class B Shareholder that is also a holder of Class A Stock (a "Class A/B Shareholder"), issued and outstanding immediately prior to the Effective Time, subject to and upon the terms and conditions of the Merger Agreement, will be converted into one share of Nonvoting Common Stock, par value $0.01 per share ("Surviving Corporation Nonvoting Stock"), of the Surviving Corporation (the "Class B Nonvoting Stock Consideration," and, together with the Class B Cash Consideration, the "Class B Consideration"); provided, however that each Class A/B Shareholder can elect to receive in lieu of receiving the Class B Nonvoting Stock Consideration the Class B Cash Consideration for all shares of Class B Stock held thereby immediately prior to the Effective Time. Each holder of Common Stock, $0.10 par value per share, of First Command ("First Command Common Stock"), issued and outstanding immediately prior to the Effective Time, subject to and upon the terms and conditions of the Merger Agreement, will receive one share of Surviving Corporation Nonvoting Stock for each 25 shares of First Command Common Stock held by such shareholder.

     This Schedule 13E-3 is being filed with the Securities and Exchange Commission concurrently with the Preliminary Proxy Statement relating to the solicitation of proxies for the Special Meeting of Shareholders of IRA. A copy of the Proxy Statement is attached hereto as Exhibit (d). The following cross reference sheet is being supplied pursuant to General Instruction F to
Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in this Schedule 13E-3. The information contained in the Proxy Statement, including all the annexes thereto, is expressly incorporated herein by reference and the responses to each item are qualified in their entirety by reference to the information contained in the Proxy Statement and the annexes thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Proxy Statement.


         ITEM NUMBER AND
    CAPTION IN SCHEDULE 13e-3           LOCATION IN THE PROXY STATEMENT

1.   ISSUER AND CLASS OF
     SECURITY SUBJECT TO THE
     TRANSACTION

     (a)........................   "SUMMARY OF PROXY STATEMENT" and "CERTAIN
                                   INFORMATION CONCERNING IRA."

     (b)........................   "SUMMARY OF PROXY STATEMENT" and "THE
                                   SPECIAL MEETING--Record Date."

     (c)........................   "SUMMARY OF PROXY STATEMENT" and "MARKET
                                   PRICE DATA, DISTRIBUTIONS AND SECURITY
                                   OWNERSHIP OF IRA COMMON STOCK."

                                          2

     (d)........................   "MARKET PRICE DATA, DISTRIBUTIONS AND
                                   SECURITY OWNERSHIP OF IRA COMMON
                                   STOCK--Distribution History" and "SPECIAL
                                   FACTORS--Certain Effects of the Merger;
                                   Plans for the Company after the Merger."

     (e)........................   Not Applicable.

     (f)........................   "SPECIAL FACTORS--Certain Transactions in
                                   IRA Common Stock."

2.   IDENTITY AND BACKGROUND....   "SUMMARY OF PROXY STATEMENT," "CERTAIN
                                   INFORMATION CONCERNING IRA" and "CERTAIN
                                   INFORMATION CONCERNING FIRST COMMAND."

3.   PAST CONTACTS, TRANSACTIONS
     OR NEGOTIATIONS

     (a) and (b)................   "CERTAIN INFORMATION CONCERNING IRA,"
                                   "CERTAIN INFORMATION CONCERNING FIRST
                                   COMMAND," "SPECIAL FACTORS--Background of
                                   the Merger," "SPECIAL FACTORS--Interests of
                                   Certain Persons in the Merger" and "THE
                                   PROPOSED MERGER."

4.   TERMS OF THE TRANSACTION

     (a)........................   "SUMMARY OF PROXY STATEMENT," "SPECIAL
                                   FACTORS" and "THE PROPOSED MERGER."

     (b)........................   "SUMMARY OF THE PROXY STATEMENT," "SPECIAL
                                   FACTORS--Background of the Merger" and "THE
                                   PROPOSED MERGER--Conversion of Shares."

5.   PLANS OR PROPOSALS OF THE
     ISSUER OR AFFILIATE

     (a) - (g)..................   "CERTAIN INFORMATION CONCERNING
                                   IRA--Directors and Executive Officers of
                                   IRA," "SPECIAL FACTORS--Background of the
                                   Merger," "SPECIAL FACTORS--Purpose and
                                   Structure of the Merger," "SPECIAL
                                   FACTORS--Certain Effects of the Merger;
                                   Plans for the Company after the Merger,"
                                   "MARKET PRICE DATA, DISTRIBUTIONS AND
                                   SECURITY OWNERSHIP OF IRA COMMON STOCK" and
                                   "MARKET PRICE DATA, DISTRIBUTIONS AND
                                   SECURITY OWNERSHIP OF FIRST COMMAND COMMON
                                   STOCK."

6.   SOURCE AND AMOUNTS OF FUNDS
     OR OTHER CONSIDERATION

     (a) - (c)..................   "SPECIAL FACTORS--Source and Amount of
                                   Funds" and "THE PROPOSED MERGER--The Merger
                                   Agreement--Expenses."

     (d)........................   Not Applicable.

                                          3

7.   PURPOSE(S), ALTERNATIVES,
     REASONS AND EFFECTS

     (a) - (d)..................   "SPECIAL FACTORS--Background of the Merger,"
                                   "SPECIAL FACTORS--Purpose and Structure of
                                   the Merger," "SPECIAL FACTORS--Interests of
                                   Certain Persons in the Merger," "SPECIAL
                                   FACTORS--Recommendation of the IRA Board,
                                   the Special Committee and First Command;
                                   Fairness of the Merger," "SPECIAL
                                   FACTORS--Opinion of the Financial Advisor,"
                                   "SPECIAL FACTORS--Certain Effects of the
                                   Merger; Plans for the Company after the
                                   Merger," "SPECIAL FACTORS--Certain Federal
                                   Income Tax Considerations," "SPECIAL
                                   FACTORS--Accounting Treatment" and "THE
                                   PROPOSED MERGER--Conversion of Shares."

8.   FAIRNESS OF THE TRANSACTION

     (a) - (e)..................   "THE SPECIAL MEETING--Votes Required; Voting
                                   Rights," "SPECIAL FACTORS--Background of the
                                   Merger," "SPECIAL FACTORS--Purpose and
                                   Structure of the Merger," "SPECIAL
                                   FACTORS--Certain Effects of the Merger;
                                   Plans for the Company after the Merger,"
                                   "SPECIAL FACTORS--Recommendation of the IRA
                                   Board, the Special Committee and First
                                   Command; Fairness of the Merger," "SPECIAL
                                   FACTORS--Opinion of the Financial Advisor"
                                   and Annex B to the Proxy Statement.

     (f)........................   Not Applicable.

9.   REPORTS, OPINIONS,
     APPRAISALS AND CERTAIN
     NEGOTIATIONS

     (a) - (c)..................   "SPECIAL FACTORS--Background of the Merger,"
                                   "SPECIAL FACTORS--Recommendation of the IRA
                                   Board, the Special Committee and First
                                   Command; Fairness of the Merger," "SPECIAL
                                   FACTORS--Opinion of the Financial Advisor,"
                                   "SPECIAL FACTORS--Certain Federal Income Tax
                                   Considerations," Annex B to the Proxy
                                   Statement and Annex F to the Proxy
                                   Statement.

10.  INTEREST IN SECURITIES OF
     THE ISSUER

     (a) and (b)................   "MARKET PRICE DATA, DISTRIBUTIONS AND
                                   SECURITY OWNERSHIP OF IRA COMMON STOCK" and
                                   "SPECIAL FACTORS--Certain Transactions in
                                   IRA Common Stock."

11.  CONTRACTS, ARRANGEMENTS OR    "SUMMARY OF PROXY STATEMENT," "SPECIAL
     UNDERSTANDINGS WITH RESPECT   FACTORS--Background of the Merger," "SPECIAL
     TO THE ISSUER'S SECURITIES    FACTORS--Contracts with Respect to Surviving
                                   Corporation Common Stock," "THE PROPOSED
                                   MERGER--Conversion of Shares," "THE PROPOSED
                                   MERGER--The Merger Agreement--Conditions to
                                   the Merger" and "THE SPECIAL MEETING--Votes
                                   Required; Voting Rights."

                                          4


12.  PRESENT INTENTION AND
     RECOMMENDATION OF CERTAIN
     PERSONS WITH REGARD TO THE
     TRANSACTION

     (a) and (b)................   "SUMMARY OF PROXY STATEMENT," "SPECIAL
                                   FACTORS--Interests of Certain Persons in the
                                   Merger" and "THE SPECIAL MEETING--Votes
                                   Required; Voting Rights."

13.  OTHER PROVISIONS OF THE
     TRANSACTION

     (a)........................   "SUMMARY OF PROXY STATEMENT," "THE SPECIAL
                                   MEETING--Dissenters' Rights" and "THE
                                   PROPOSED MERGER--Rights of Dissenting
                                   Shareholders."

     (b)........................   Not Applicable.

     (c)........................   Not Applicable.

14.  FINANCIAL INFORMATION

     (a)........................   "SELECTED FINANCIAL DATA OF IRA"  and Annex
                                   D to the Proxy Statement.

     (b)........................   "SUMMARY PRO FORMA DATA"and "PRO FORMA
                                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   OF IRA."

15.  PERSONS AND ASSETS
     EMPLOYED, RETAINED OR
     UTILIZED

     (a) and (b)................   "SPECIAL FACTORS--Interests of Certain
                                   Persons in the Merger," "THE PROPOSED
                                   MERGER--The Merger Agreement--Employee
                                   Benefits," "THE PROPOSED MERGER--The Merger
                                   Agreement--Expenses," "SPECIAL
                                   FACTORS--Opinion of the Financial Advisor"
                                   and "THE SPECIAL MEETING--Solicitation of
                                   Proxies."

16.  ADDITIONAL INFORMATION.....   Additional information concerning the Merger
                                   is set forth in the Preliminary Proxy
                                   Statement attached hereto as Exhibit (d),
                                   which information is incorporated herein by
                                   reference in its entirety.

17.  MATERIAL TO BE FILED AS       Separately included herewith.
     EXHIBITS ..................

ITEM 1.   ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION

     (a) The information set forth in "SUMMARY OF PROXY STATEMENT" and "CERTAIN INFORMATION CONCERNING IRA" in the Proxy Statement is hereby incorporated herein by reference.

     (b) The information set forth in "SUMMARY OF PROXY STATEMENT" and "THE SPECIAL MEETING--Record Date" in the Proxy Statement is hereby incorporated herein by reference.

     (c) The information set forth in "SUMMARY OF PROXY STATEMENT" and "MARKET PRICE DATA, DISTRIBUTIONS AND SECURITY OWNERSHIP OF IRA COMMON STOCK" in the Proxy Statement is hereby incorporated herein by reference.

     (d) The information set forth in "MARKET PRICE DATA, DISTRIBUTIONS AND SECURITY OWNERSHIP OF IRA COMMON STOCK--Distribution History" and "SPECIAL FACTORS--Certain Effects of the Merger; Plans for the Company after the Merger" in the Proxy Statement is hereby incorporated herein by reference.

     (e)        Not Applicable.

     (f) The information set forth in "SPECIAL FACTORS--Certain Transactions in IRA Common Stock" in the Proxy Statement is hereby incorporated herein by reference.

ITEM 2.   IDENTITY AND BACKGROUND

     (a) - (d) and (g)   This Statement is being filed by the Company and
First Command as an affiliate of the Company. The Company is the issuer of the Class B Stock which is the subject of the Rule 13e-3 transaction. The information set forth in "SUMMARY OF PROXY STATEMENT," "CERTAIN INFORMATION CONCERNING IRA" and "CERTAIN INFORMATION CONCERNING FIRST COMMAND" in the Proxy Statement is hereby incorporated herein by reference.

     (e) - (f) During the last five years, none of the Company, First Command or any of the executive officers and directors of the Company and First Command has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) nor has any of the Company, First Command, or any of the executive officers and directors of the Company and First Command been party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities, subject to, federal or state securities laws or finding any violations of such laws.

ITEM 3.   PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

     (a) and (b)    The information set forth in "CERTAIN INFORMATION CONCERNING
IRA," "CERTAIN INFORMATION CONCERNING FIRST COMMAND," "SPECIAL
FACTORS--Background of the Merger," "SPECIAL FACTORS--Interests of Certain Persons in the Merger" and "THE PROPOSED MERGER" in the Proxy Statement is hereby incorporated herein by reference.

ITEM 4.   TERMS OF THE TRANSACTION

     (a) The information set forth in "SUMMARY OF PROXY STATEMENT," "SPECIAL FACTORS" and "THE PROPOSED MERGER" in the Proxy Statement is hereby incorporated herein by reference.

     (b) The information set forth in "SUMMARY OF PROXY STATEMENT," "SPECIAL FACTORS--Background of the Merger" and "THE PROPOSED MERGER--Conversion of Shares" in the Proxy Statement is hereby incorporated herein by reference.

ITEM 5.   PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE

     (a) - (g) The information set forth in "CERTAIN INFORMATION CONCERNING IRA--Directors and Executive Officers of IRA," "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger," "SPECIAL FACTORS--Certain Effects of the Merger; Plans for the Company after the Merger," "MARKET PRICE DATA, DISTRIBUTIONS AND SECURITY OWNERSHIP OF IRA COMMON STOCK" and "MARKET PRICE DATA, DISTRIBUTIONS AND SECURITY OWNERSHIP OF FIRST COMMAND COMMON STOCK" in the Proxy Statement is hereby incorporated herein by reference.

ITEM 6.   SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

     (a) - (c) The information set forth in "SPECIAL FACTORS--Source and Amount of Funds" and "THE PROPOSED MERGER--The Merger Agreement--Expenses" in the Proxy Statement is hereby incorporated herein by reference.

     (d)        Not applicable.

ITEM 7.   PURPOSE(s), ALTERNATIVES, REASONS AND EFFECTS.

     (a) - (d) The information set forth in "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger," "SPECIAL FACTORS--Interests of Certain Persons in the Merger," "SPECIAL
FACTORS--Recommendation of the IRA Board, the Special Committee and First Command; Fairness of the Merger," "SPECIAL FACTORS--Opinion of the Financial Advisor," "SPECIAL FACTORS--Certain Effects of the Merger; Plans for the Company after the Merger," "SPECIAL FACTORS--Certain Federal Income Tax Considerations," "SPECIAL FACTORS--Accounting Treatment" and "THE PROPOSED MERGER--Conversion of Shares" in the Proxy Statement is hereby incorporated herein by reference.

ITEM 8.   FAIRNESS OF THE TRANSACTION.

     (a) - (e) The information set forth in "THE SPECIAL MEETING--Votes Required; Voting Rights," "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger," "SPECIAL FACTORS--Certain Effects of the Merger; Plans for the Company after the Merger," "SPECIAL FACTORS--Recommendation of the IRA Board, the Special Committee and First Command; Fairness of the Merger," "SPECIAL FACTORS--Opinion of the Financial Advisor" in the Proxy Statement and Annex B to the Proxy Statement is hereby incorporated by reference.

     (f)        Not Applicable.

ITEM 9.   REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

     (a) - (c) The information set forth in "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Recommendation of the IRA Board, the Special Committee and First Command; Fairness of the Merger," "SPECIAL FACTORS--Opinion of the Financial Advisor" and "SPECIAL FACTORS--Certain Federal Income Tax Considerations" in the Proxy Statement and in Annex B and Annex F to the Proxy Statement is hereby incorporated herein by reference.

     A copy of the Financial Advisor Opinion is attached as Annex B to the Proxy Statement, and a copy of the Tax Opinion of Ernst & Young LLP is attached as Annex F to the Proxy Statement.

ITEM 10.        INTEREST IN SECURITIES OF THE ISSUER.

     (a) and (b)    "MARKET PRICE DATA, DISTRIBUTIONS AND SECURITY OWNERSHIP OF
IRA COMMON STOCK" and "SPECIAL FACTORS--Certain Transactions in IRA Common Stock" in the Proxy Statement is hereby incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The information set forth in "SUMMARY OF PROXY STATEMENT," "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Contracts with Respect to Surviving Corporation Common Stock," "THE PROPOSED MERGER--Conversion of Shares," "THE PROPOSED MERGER--The Merger Agreement--Conditions to the Merger" and "THE SPECIAL MEETING--Votes Required; Voting Rights" in the Proxy Statement is hereby incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a) and (b)    The information set forth "SUMMARY OF PROXY STATEMENT,"
"SPECIAL FACTORS--Interests of Certain Persons in the Merger" and "THE SPECIAL MEETING--Votes Required; Voting Rights" in the Proxy Statement is hereby incorporated herein by reference.

ITEM 13.        OTHER PROVISIONS OF THE TRANSACTION.

     (a) The information set forth in "SUMMARY OF PROXY STATEMENT," "THE SPECIAL MEETING--Dissenters' Rights" and "THE PROPOSED MERGER--Rights of Dissenting Shareholders" in the Proxy Statement is hereby incorporated by reference.

     (b)        Not Applicable.

     (c)        Not Applicable.

ITEM 14.        FINANCIAL INFORMATION.

     (a) The information set forth in "SELECTED FINANCIAL DATA OF IRA" in the Proxy Statement and in Annex D to the Proxy Statement is hereby incorporated herein by reference.

     (b) The information set forth in "SUMMARY PRO FORMA DATA" and "PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF IRA" in the Proxy Statement is hereby incorporated herein by reference.

ITEM 15.        PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a) and (b)    The information set forth in "SPECIAL FACTORS--Interests of
Certain Persons in the Merger,"  "THE PROPOSED MERGER--The Merger
Agreement--Employee Benefits," "THE PROPOSED MERGER--The Merger
Agreement--Expenses," "SPECIAL FACTORS--Opinion of the Financial Advisor" and "THE SPECIAL MEETING--Solicitation of Proxies" in the Proxy Statement is hereby incorporated herein by reference.


ITEM 16.        ADDITIONAL INFORMATION.

     Additional information concerning the Merger is set forth in the Preliminary Proxy Statement attached hereto as Exhibit (d), which information is incorporated herein by reference in its entirety.

ITEM 17.        MATERIAL TO BE FILED AS EXHIBITS.

     (a)        Commitment Letter of Norwest Bank Texas N.A.

     (b)(1)     Opinion of Coopers & Lybrand LLP (the "IRA Financial
Advisor"), financial advisor to the Special Committee of the Board of Directors of IRA included as Annex B in the Proxy Statement is hereby incorporated by reference.

     (b)(2) Discussion materials prepared by the IRA Financial Advisor for the Board of Directors of IRA.

     (b)(3) Tax Opinion of Ernst & Young LLP included as Annex F to the Proxy Statement is hereby incorporated by reference.

     (c)(1) Agreement and Plan of Merger, dated as of July 1, 1998, between Independent Research Agency for Life Insurance, Inc. and First Command Financial Corporation, included as Annex A in the Proxy Statement is hereby incorporated by reference.

     (c)(2) Form of Shareholders' Agreement to be entered into among Surviving Corporation Shareholders and Surviving Corporation.

     (c)(3) Form of Articles of Incorporation of the Surviving Corporation, as proposed to be amended, included as Annex E to the Proxy Statement is hereby incorporated by reference.

     (c)(4) Form of Bylaws of the Surviving Corporation, as proposed to be amended, included as Annex E to the Proxy Statement is hereby incorporated by reference.

     (d) Preliminary copy of Letter to Shareholders, Notice of Special Meeting of Shareholders, Proxy Statement, Form of Proxy and Form of Election, dated ___________, 1998, for the Special Meeting of Shareholders to be held on ____________, 1998 is hereby incorporated by reference.

     (e) Articles 5.11 through 5.13 from the Texas Business Corporation Act Relating to Rights of Dissenting Shareholders included as Annex C in the Proxy Statement is hereby incorporated by reference.

     (f)        None.

                                      SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: July 6, 1998            INDEPENDENT RESEARCH AGENCY FOR LIFE INSURANCE,
                              INC.


                              By:    /s/ Lamar C. Smith
                                   --------------------------------------------
                              Name:  Lamar C. Smith
                                   --------------------------------------------
                              Title: Chairman of the Board/C.E.O.
                                   --------------------------------------------





                              FIRST COMMAND FINANCIAL CORPORATION


                              By:    /s/ James N. Lanier
                                   --------------------------------------------
                              Name:  James N. Lanier
                                   --------------------------------------------
                              Title: President
                                   --------------------------------------------

                                    EXHIBIT INDEX

EXHIBIT
NUMBER          EXHIBIT NAME
-------         ------------

99(a)           Commitment Letter of Norwest Bank Texas N.A.

99(b)(1) Opinion of the IRA Financial Advisor, included as Annex B in the Proxy Statement is hereby incorporated by reference.

99(b)(2) Discussion materials prepared by the IRA Financial Advisor for the Board of Directors of IRA.

99(b)(3) Tax Opinion of Ernst & Young, LLP included as Annex F to the Proxy Statement is hereby incorporated by reference.

99(c)(1) Agreement and Plan of Merger, dated as of July 1, 1998, between Independent Research Agency for Life Insurance, Inc. and First Command Financial Corporation, included as Annex A in the Proxy Statement is hereby incorporated by reference.

99(c)(2) Form of Shareholders' Agreement to be entered into among Surviving Corporation Shareholders and Surviving Corporation.

99(c)(3) Form of Articles of Incorporation of the Surviving Corporation, as proposed to be amended, included as Annex E to the Proxy Statement is hereby incorporated by reference.

99(c)(4) Form of Bylaws of the Surviving Corporation, as proposed to be amended, included as Annex E to the Proxy Statement is hereby incorporated by reference.

99(d) Preliminary copy of Letter to Shareholders, Notice of Special Meeting of Shareholders, Proxy Statement, Form of Proxy and Form of Election, dated ___________, 1998, for the Special Meeting of Shareholders to be held on ____________, 1998 is hereby incorporated by reference.

99(e) Articles 5.11 through 5.13 from the Texas Business Corporation Act Relating to Rights of Dissenting Shareholders included as Annex C in the Proxy Statement is hereby incorporated by reference.

99(f)           None.